BUSINESS FIRST BANCSHARES

Q3 2023 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

LEGAL DISCLOSURES

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 2, 2023 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

GUIDING PRINCIPLES


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve.


AMERICAN BANKER
2021 Best Banks to Work For
AMERICAN BANKER
2022 Best Banks to Work For
BUSINESS REPORT'S 2021 BEST PLACES to WORK IN BATON ROUGE
BUSINESS REPORT'S 2022 BEST PLACES to WORK IN BATON ROUGE

SOCIAL IMPACT

b1COMMUNITY

2023 Total Volunteerism:

- 6,996 Hours
- 591 hours of financial literacy education and non-profit service

b1 FOUNDATION

2021 Inception Through September 2023

- Mentored 476 businesses
- Conducted training classes to help 2,145 entrepreneurs start or grow their business

Project REACh

- Partnership through b1BANK Financial Institutions Group
- Partner with Minority Deposit Institutions (MDI) by helping with correspondent banking services, specialized expertise, supplier network access, and investment. Each partnership is unique based on the MDI's needs.
- Through 2023: 10 bank partners



Red
Texarkana
Louisiana
6,996
Volunteer
Hours
476
Businesses
Mentored

BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (Nasdaq)

Market Capitalization: $475 million (as of September 30, 2023)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Diversified commercial-focused bank with $6.5 billion in assets and operations in Louisiana, Texas and Mississippi including; 38 legacy Louisiana full-service banking centers, two loan production offices, 11 metro-focused Texas banking centers and one registered investment advisory in Ridgeland, MS
- #1 deposit market share in Louisiana for Louisiana-headquartered banks[1]
- Texas markets represents 37% of credit exposure, as of 9/30/23
- Diversified deposit base with 104,520 accounts with an average balance of $49,662 and an organic deposit growth CAGR of ~17% since 4Q15[2]
- Completed two equity capital raises in 2H22 for a combined $122.0 million of additional capital

Financial Highlights of 3Q23 ($ millions)	
Assets	$6,489
Gross Loans Held for Investments	$4,920
Deposits	$5,191
Loan-to-Deposit Ratio	94.8%
ROAA	1.17%
ROACE	14.16%
Core ROAA[3]	1.10%
Core ROACE[3]	13.32%
NPLs/Total Loans(HFI)	0.33%
Tier 1 Risk-based Capital Ratio[4]	10.28%
Tier 1 Leverage Ratio[4]	9.31%
Total Risk-based Capital Ratio[4]	12.71%
TCE/TA[3]	6.76%


DALLAS
SHREVEPORT
MONROE
JACKSON
HOUSTON
LAKE CHARLES
LAFAYETTE
BATON ROUGE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 49 full-service banking centers[5] and 2 LPOs across Louisiana and Texas

(1) Deposit market share is as of June 30, 2023, per FDIC data.
(2) Jumbo deposits reflects total deposits of $250 thousand or greater. Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and includes brokered deposits.
(3) Non-GAAP financial measure. See appendix for applicable reconciliation.
(4) Preliminary consolidated capital ratios as of September 30, 2023.
(5) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 49
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 51
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 51
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 47
Year Started at BFST: 2016



Jerry Vascocu
EVP,
Chief Administrative Officer
Age: 50
Year Started at BFST: 2022



Saundra Strong
EVP, General Counsel

Age: 45
Year Started at BFST: 2021



Kathryn Manning
EVP, Chief Risk Officer

Age: 36
Year Started at BFST: 2013



Jesse Jackson
EVP,
Financial Institutions Group
Age: 47
Year Started at BFST: 2020



Warren McDonald
EVP, Chief Credit Officer

Age: 57
Year Started at BFST: 2006



Heather Roemer
SVP, Chief of Staff

Age: 42
Year Started at BFST: 2009

DIVERSIFIED FOOTPRINT



Dallas Fort Worth Region

# of Banking Centers:	5
Total Loans:	$1,330.8
Total Deposits:	$323.5
Deposits / Banking Center:	$64.7

North Louisiana Region

# of Banking Centers(1):	9
Total Loans:	$856.1
Total Deposits:	$844.8
Deposits / Banking Center(2):	$93.9

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	2
Total Loans:	$730.0
Total Deposits:	$328.5
Deposits / Banking Center:	$164.3

Houston Region

# of Banking Centers:	6
Total Loans:	$465.9
Total Deposits:	$557.6
Deposits / Banking Center:	$92.9

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$524.2
Total Deposits:	$1,026.4
Deposits / Banking Center:	$79.0

Capital Region

# of Banking Centers:	8
Total Loans:	$669.5
Total Deposits:	$790.4
Deposits / Banking Center:	$98.8

Bayou Region

# of Banking Centers:	6
Total Loans:	$312.2
Total Deposits:	$595.7
Deposits / Banking Center:	$99.3

Note: Dollars in millions. Financial data as of September 30, 2023. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

(1) Banking Center count includes one standalone ITM.

(2) Excludes standalone ITM from Deposits / Banking Center calculation.

CONSISTENTLY IMPROVING PROFITABILITY

Diluted EPS Available to Common Shareholders


~81% growth in Core Diluted EPS(1) since 2018
$1.45
$1.80
$2.05
$2.61
$2.52
$2.62
$1.22
$1.74
$1.64
$2.53
$2.32
$2.69
2018
2019
2020
2021
2022
TTM Q3'23
EPS
Core EPS(1)

Tangible Book Value Per Share


~33% growth in TBVPS (excl. AOCI)(1) since 2018
$15.60
$17.12
$16.28
$17.77
$19.12
$20.75
$19.68
$15.34
$21.47
$17.31
$19.88
$16.80
$21.24
$17.71
$20.25
$16.17
$21.01
$17.03
2018
2019
2020
2021
2022
Q3'23
BVPS
TBVPS(1)
TBVPS (excl. AOCI)(1)

Net Income Available to Common Shareholders


~292% growth in Core Net Income(1) since 2018
$16.8
$24.6
$37.5
$53.9
$57.6
$65.9
$14.1
$23.8
$30.0
$52.1
$52.9
$67.8
2018
2019
2020
2021
2022
TTM Q3'23
Net Income
Core Net Income(1)

Efficiency Ratio


571 basis point reduction in Core Efficiency Ratio(1) since 2018
66.9%
63.4%
61.1%
60.6%
62.8%
61.2%
71.8%
64.4%
67.8%
61.8%
65.3%
60.7%
2018
2019
2020
2021
2022
TTM Q3'23
Efficiency Ratio
Core Efficiency Ratio(1)

Note: Dollars in millions unless otherwise noted, except for per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.

DEPOSIT GROWTH THROUGH ORGANIC AND M&A STRATEGY

- **Deposit strategy reflects consistent organic growth, augmented with opportunistic M&A**
- **Total deposit CAGR of ~25% since Q4'15**
- **Organic deposit CAGR of ~17% since Q4'15 (excluding acquired deposits)(2)**



2018
Acquired $554M deposits in 2018 (Minden & Richland)
$134M organic growth in total deposits in 2018(2)
2020
Acquired Pedestal and $1.2B in total deposits in 2020
$668M organic growth in total deposits in 2020(2)
2022
Acquired Texas Citizens and $477M in total deposits in 2022
$304M organic growth in total deposits in 2022(2)
$904
$904
$933
$933
$1,056
$1,056
$1,734
$554
$1,180
$1,782
$1,782
$3,617
$1,175
$2,442
$4,077
$4,077
$4,820
$477
$4,343
$4,806
$4,806
$5,014
$5,014
$5,191
$5,191
Q4'15
Q4'16
Q4'17
Q4'18
Q4'19
Q4'20
Q4'21
Q4'22
Q1'23
Q2'23
Q3'23
Organic Deposits
Acquired Deposits

(amounts in actuals)	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q1'23	Q2'23	Q3'23
Non-Jumbo Deposit Accounts	15,312	15,539	15,608	41,064	37,508	90,963	89,359	97,740	100,285	101,384	101,621
Jumbo Deposit Accounts(1)	448	502	612	987	1,001	1,902	2,300	2,714	2,733	2,901	2,899
Total Deposit Accounts(1)	**15,760**	**16,041**	**16,220**	**42,051**	**38,509**	**92,865**	**91,659**	**100,454**	**103,018**	**104,285**	**104,520**
Avg. Total Deposit Account Bal.	**$ 57,375**	**$ 58,151**	**$ 65,076**	**$ 41,234**	**$ 46,275**	**$ 38,946**	**$ 44,483**	**$ 47,986**	**$ 46,654**	**$ 48,084**	**$ 49,662**

Note: Dollars in millions, unless otherwise noted. Above deposit information reflects b1BANK bank-level balances. Jumbo deposits reflects total deposits of $250 thousand or greater.
(1) b1BANK deposit accounts excludes 5 Business First Bancshares Holding Company accounts with the Bank subsidiary.
(2) Includes brokered deposits.

PROVEN M&A TRACK RECORD

- **BFST has a proven M&A track record and has successfully closed and integrated five whole-bank acquisitions and one non-bank RIA acquisition since 2015**
- **Average time-to-close of 149 days (announcement to close) for BFST compares favorably to industry average of 158 days[1]**
  - **Excluding American Gateway, average time-to-close is 124 days**
- **29% total asset CAGR, 36% core net income CAGR, and 16% core EPS CAGR since commencing BFST's M&A strategy**
- **Significant improvement in profitability over the last ~9 years, with core ROAA improving from 0.58% in 2014 to 1.05% YTD 2023 and core efficiency ratio improving from 76.5% to 61.7% over the same timeframe**



Texas Citizens Bancorp
Closed 3/1/22
$546MM in assets
6 locations acquired
$54.8MM deal value
131 days to close transaction
Pedestal Bancshares
Closed 5/1/20
$1.26B in assets
22 locations acquired
$128.3MM deal value
100 days to close transaction
Richland State Bancorp
Closed 11/30/18
$307MM in assets
8 locations acquired
$44.7MM deal value
179 days to close transaction
Minden Bancorp
Closed 1/1/18
$315MM in assets
2 locations acquired
$56.5MM deal value
87 days to close transaction
American Gateway
Closed 3/31/15
$366MM in assets
10 locations acquired
$47.2MM deal value
250 days to close transaction
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q3'23 YTD
Total Assets

	2014	2015	2016	2017	2018	2019	2020	2021	2022	Q3'23 YTD	'14 - Q3'23 CAGR
Total Assets	$ 687	$ 1,077	$ 1,106	$ 1,322	$ 2,099	$ 2,276	$ 4,175	$ 4,733	$ 6,012	$ 6,489	29%
Core Net Income[2]	$ 4.4	$ 4.1	$ 5.1	$ 3.1	$ 16.8	$ 24.6	$ 37.5	$ 53.9	$ 57.6	$ 49.5	36%
Core Diluted EPS[2]	$ 0.72	$ 0.73	$ 0.70	$ 0.39	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 1.96	16%
Core ROAA[2]	0.58%	0.51%	0.45%	0.26%	1.00%	1.15%	1.09%	1.22%	1.05%	1.05%	---
Core Efficiency Ratio[2]	76.5%	77.6%	81.1%	77.7%	66.9%	63.4%	61.1%	60.6%	62.8%	61.7%	---

Note: Dollars in millions, except per share data.
(1) Industry average time-to-close reflects all U.S. based whole-bank transactions announced since January 1, 2000, with announced deal value of $10MM or greater. (Source: S&P Global Market Intelligence)
(2) Core earnings measures exclude merger charges, gain/loss on sale of securities, gain/loss on sale of former bank branches, among other non-core items.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,557
Unencumbered Securities	$	85
Cash Reserves	$	153
Fed Funds Sold	$	180
Fed Funds Lines Available	$	145
BTFP Availability	$	117
FRB Discount Window	$	1,016
Total	**$**	**3,253**

- Core deposits (excl. jumbo CDs and Brokered Deposits) represent 80.33% of total deposits.
- Utilized $300.0 million of Bank Term Funding Program availability to strategically reduce the cost of borrowed funds.
- Reduced short-term FHLB borrowing by $148.0 million during the quarter through deposit growth.
- Collateral was delivered to the Fed, providing approximately $1.016 billion of confirmed additional availability.
- > $3.2 billion in liquidity available as of 9/30/2023.

Deposit Composition



$5.19B
Noninterest Bearing DDA 27.2%
Interest Bearing DDA 10.2%
NOW Accounts 8.5%
MMDA 22.8%
Savings 4.8%
CDs > $250K 15.8%
Other CDs 10.7%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 26.0%
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,820
$787
$1,449
$1,035
$1,549
$5,191
$1,376
$1,432
$970
$1,412
12/31/18
12/31/19
12/31/20
12/31/2021
12/31/2022
9/30/2023
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of September 30, 2023.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on-balance sheet liquidity.
- 100% of securities are classified as available for sale (AFS).
- $968.5 million in securities AFS, primarily concentrated in agency/treasuries, mortgage-backed securities (MBS), municipal securities and corporate securities.
  - 3Q23 weighted average yield of 2.07%
  - Weighted average life of 4.52 years
  - Estimated effective duration of 3.75 years
  - $366.5 million AFS securities pledged as collateral on public & repo deposits

AFS Securities Portfolio



U.S. Government Agencies / Treasuries 9.1%
Corporate & Other Securities 5.0%
Municipal Securities 35.0%
$968.5M
Mortgage-Backed Securities 50.8%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 338.8	$ 297.8	$ (41.0)
Mortgage-Backed Securities	497.4	431.7	$ (65.7)
Corporate & Other Securities	49.4	42.6	$ (6.8)
U.S. Government Agencies / Treasuries	82.9	77.6	$ (5.3)
Total AFS Securities	**$ 968.5**	**$ 849.7**	**$ (118.8)**
Deferred Tax Impact			$ 25.1
Other Equities Unrealized Gain/Loss			$ (0.5)
Accumulated Other Comprehensive Income/Loss			**$ (94.2)**

Note: Dollars in millions. Data as of September 30, 2023.

OPTIMIZING BRANCH NETWORK AND INFRASTRUCTURE INVESTMENTS

BFST Footprint[1]



Legend		Legend	
b1BANK (Organic / De Novo) (13 active[2] / 2 closed)	Light blue circle	Richland (5 active[3] / 2 sold / 1 closed)	Purple circle
American Gateway (6 active / 4 closed)	Orange circle	Pedestal (17 active / 1 Sold / 4 closed[4])	Yellow circle
Minden (2 active / 0 closed)	Green circle	Texas Citizens (6 active / 0 closed)	Dark blue circle
Closed or Sold (2 legacy / 12 acquired)	X	Loan Production Office (LPO) (2 active)	Red star

Banking Center Activity – 3Q23

- ✓ Closed sale on Leesville banking center in the SWLA Region
- ✓ Opened McKinney, TX banking center in the DFW Region

December 31, 2014
6 Locations

59 Added

14 Closed or Sold

September 30, 2023
51 Locations

- ✓ 6 full-service Banking Centers
- ✓ ~$98MM avg. total deposits per Banking Center

+

- ✓ 48 acquired Banking Centers
- ✓ 5 De Novo Banking Centers
- ✓ 6 De Novo LPOs (4 LPOs converted to full-service branches)

−

- ✓ 2 legacy b1BANK Banking Centers closed
- ✓ 9 acquired Banking Centers closed
- ✓ 3 acquired Banking Centers sold for a gain

=

- ✓ 49 Banking Centers[2]
- ✓ 2 active LPOs
- ✓ ~$108MM avg. total deposits per Banking Center[5]
- ✓ ~62% increase in average NIB deposits per Banking Center[6]

Data Source: S&P Global Market Intelligence.
(1) Reflects b1BANK branch network, including all acquired, closed/divested, and de novo Banking Centers.
(2) Includes four legacy b1BANK locations that converted from LPO to full-service Banking Centers. Includes five DFW Banking Centers.
(3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM.
(4) Excludes one location sold by Pedestal prior to closing.
(5) Excludes active LPOs and Rayville, LA standalone ITM from calculation.
(6) Represents aggregate growth in average noninterest bearing deposits per Banking Center from December 31, 2014, to September 30, 2023. Excludes active LPOs and Rayville, LA standalone ITM from calculation.

SMITH SHELLNUT WILSON (SSW)

SMITH SHELLNUT WILSON
AN AFFILIATE OF b1BANK

- April 1, 2021 – Smith Shellnut Wilson, LLC (SSW) was acquired by b1BANK and operates as a wholly-owned subsidiary of b1BANK
- SSW is a Mississippi limited liability company and registered investment advisor, with its principal office located in Ridgeland, Mississippi
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, high-net worth individuals, trusts and business entities
- As of September 30, 2023, SSW maintained ~$6.4 billion in AUM[1] (~$5.3 billion bank AUM[1], ~$1.1 billion non-bank AUM)
- For 3Q23, 46% of total AUM fees were represented by banks and credit unions
  - Remaining 54% of AUM fees are comprised of high-net worth individuals and other relationships
- As of September 30, 2023, provides portfolio management services for 51 bank clients[1]

Average Quarterly AUM[2] ($ in Millions)



Bank AUM (excl. b1BANK)
Non-Bank AUM
~27% CAGR in Avg Total AUM since closing
7,000
6,000
5,000
4,000
3,000
2,000
1,000
Q2'21: $3,615; 1,129; 2,485
Q3'21: $3,971; 1,176; 2,795
Q4'21: $4,452; 1,119; 3,333
Q1'22: $5,516; 1,104; 4,413
Q2'22: $6,192; 1,059; 5,133
Q3'22: $6,244; 1,049; 5,195
Q4'22: $6,721; 1,072; 5,649
Q1'23: $6,933; 1,122; 5,811
Q2'23: $6,815; 1,153; 5,662
Q3'23: $6,584; 1,163; 5,421

Note: AUM Dollars in millions, unless otherwise noted.
(1) Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.
(2) Calculation of quarterly average AUM based on methodology in computing fees and reflects average quarterly AUM balances for the three-months ended for non-bank clients and four-months ended for bank clients.

Financial Results

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Profitability	Diluted Earnings per Common Share	$0.76	$0.73	$0.54	$0.67	$0.61
	ROAA	1.17 %	1.18 %	0.91 %	1.12 %	0.96 %
	ROACE	14.16	13.99	10.73	13.56	12.37
	Net Interest Margin	3.61	3.63	3.75	4.06	4.01
	Efficiency Ratio[1]	59.23	60.76	63.27	59.60	66.47
	Net Income Available to Common Shareholders in millions	$19,104	$18,389	$13,675	$16,617	$13,800
	Core Pre-Tax, Pre-Provision Income[1] in millions	$25,123	$24,770	$22,562	$25,710	$23,912
	Core Diluted Earnings Per Common Share[1]	$0.71	$0.70	$0.54	$0.66	$0.72
	Core ROAA[1]	1.10 %	1.13 %	0.91 %	1.10 %	1.14 %
	Core ROACE[1]	13.32	13.50	10.81	13.37	14.68
	Net Interest Margin excluding loan discount accretion[1]	3.46	3.49	3.54	3.75	3.88
	Core Efficiency Ratio[1]	60.58	61.54	63.10	59.78	61.02
Capital	Tier 1 Leverage Ratio[2]	9.31 %	9.35 %	9.31 %	10.07 %	8.70 %
	Total Risk-Based Capital Ratio[2]	12.71 %	12.49 %	12.61 %	12.75 %	11.97 %
	Tangible Common Equity / Tangible Assets[1]	6.76 %	6.73 %	6.85 %	6.89 %	5.84 %
	Tangible Book Value Per Share[1]	$17.03	$16.87	$16.73	$16.17	$14.73
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.33 %	0.36 %	0.36 %	0.25 %	0.25 %
	Allowance for Credit Losses / Loans (Excl. HFS)	0.90	0.93	0.95	0.84	0.81
	ACL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.20	1.28	1.35	1.42	1.62
	NCOs / Average Loans	0.04	0.01	0.05	0.00	0.01

- Efficiency Ratio continues to improve as the employee base (2022 production hires) seasons and growth continues to be managed.
- Asset quality remains strong with differences in metrics (such as NPL's, Allowance and NCO's) due to GAAP treatment and recognition related to the CECL conversion in 1Q23 as well as resolution of previous NPL's.
- Tangible Book Value Per Share (ex AOCI) increased 13.35% from the linked quarter.
- Closed sale on Leesville banking center netting $932 thousand gain, including transfer of $16.3 million deposits.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of September 30, 2023.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	9/30/2023	Change vs. 6/30/2023	Change vs. 9/30/2022	Q3'23 Highlights
Gross Loans (Excl. HFS)	$4,920.3	0%	11%	- Organic loan growth of 0.44% for the quarter (1.74% Annualized) led by C&I ($23.5 million). Year-over-year loan growth ($490.4M) was headlined by organic growth in DFW and Houston pushing our Texas exposure to 37%.
ACL + Fair Value Discount on Acquired Loans	$59.3	-6%	-22%	- ACL + Fair Value Discount on Acquired Loans as a percentage of total loans of 1.20%. Loan purchase discount decreased through accretion by approximately $2.4 million.
Investment Securities	$849.7	-3%	-4%	- The quarterly decline in Fair Market Value was due to unfavorable fair value adjustments ($16.4M) as well as maturities and paydowns.
Deposits	$5,190.7	4%	13%	- Deposits increased $176.3 million (3.52%) during Q3 mostly attributable to a $126.2 million growth in the CD portfolio. Excluding deposits transferred in the Leesville Banking Center sale, deposits increased $192.6 million (3.84%).
Borrowings	$642.5	-19%	-5%	- Borrowings decreased $151.7 million during the quarter. Short-term FHLB borrowings were replaced with interest-bearing deposits. BFST also extinguished the remaining $3.2 million balance of an $8.9 million tranche of sub debt, resulting in an extinguishment gain of $517,000. Year-over-year borrowings decreased as a result of deposit gathering efforts.
Total Equity	$604.4	1%	19%	- Increase in equity for the quarter was driven by $19.1 million net income available to common shareholders offset by a $12.9 million deterioration in AOCI. The annual increase was driven by the raise of $50.0 million of additional stock, net of a $9.6 million annual deterioration in AOCI.

Balance Sheet Ratios, $ actual	9/30/2023	Actual 6/30/2023	Actual 9/30/2022	Highlights
Total Risk-based Capital Ratio(1)	12.71 %	12.49 %	11.09 %	Improvement impacted by retention of earnings.
Tangible Common Equity / Tangible Assets(2)	6.76 %	6.73 %	5.84 %	- Improvement for the quarter is due to retention of earnings greater than negative AOCI change. Year-over-year improvement due to common equity raise and earnings.
Tangible Book Value Per Share(2)	$17.03	$16.87	$14.73	- The quarterly improvement to TBV of 0.95% from the linked quarter is attributed to $19.1 million net income available to common shareholders partially offset by a $12.9 million deterioration in AOCI. TBVPS growth excluding AOCI of 13.35% QTD and 11.37% YTD show franchise value.
Gross Loans (Excl. HFS) / Deposits	94.79 %	97.69 %	96.59 %	

(1) Preliminary consolidated capital ratios as of June 30, 2023.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

STABLE CREDIT PERFORMANCE

Past Due Loans[1]



0.41%
0.10%
$4.3
0.13%
$6.2
0.22%
$10.4
0.20%
$10.0
0.23%
$11.5
3Q22
4Q22
1Q23
2Q23
3Q23
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1]



0.25%
$11.0
0.25%
$11.4
0.36%
$17.1
0.36%
$17.5
0.33%
$16.3
0.47%
3Q22
4Q22
1Q23
2Q23
3Q23
Nonperforming Loans to Total Loans
Peer Average
NPLs

ACL & FV Discount[2]



1.61%
0.80%
1.42%
0.84%
1.35%
0.95%
1.28%
0.93%
1.20%
0.90%
3Q22
4Q22
1Q23
2Q23
3Q23
ACL+Discount to Total Loans
ACL to Total Loans

Net Charge-offs



0.01%
0.00%
0.05%
0.01%
0.04%
0.02%
3Q22
4Q22
1Q23
2Q23
3Q23
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 2Q23. Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBK, RRBI, GNTY, TFIN, VBTX, TCBX, STEL.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.84%
6.54%
6.34%
6.09%
5.46%
5.50%
5.25%
5.00%
4.50%
4.01%
4.06%
3.75%
3.63%
3.61%
3.88%
3.75%
3.54%
3.49%
3.46%
3.25%
2.30%
2.79%
3.23%
2.36%
1.67%
1.97%
1.57%
0.83%
1.13%
0.54%
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
NIM
NIM ex. Accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Data is as of September 30, 2023. Chart based on GAAP data.

(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

45.7% of total loans HFI are floating / variable rate or fixed rate maturing within the next 12-months

97.9% of all floating-rate loans would reprice immediately with another +0.25% shift in interest rates


2.7%
17.3%
16.0%
9.8%
54.3%

	Outstanding Balance ($MM)	Outstanding Balance (% of Total)	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	$ 2,675.1	54.3%	5.11%
Fixed Rate Loans (mature < 1 year)	483.2	9.8%	5.86%
Floating Rate with Floors	788.1	16.0%	8.37%
Floating Rate without Floors	852.2	17.3%	8.97%
Adjustable Rate Loans	131.1	2.7%	5.62%
Total	**$ 4,929.7**	**100.0%**	**6.38%**

- 33.3% of total loans HFI are floating rate
  - 97.9% of floating-rate loans would reprice immediately with another +0.25% shift in interest rates
- 78.8% of floating-rate loans float on the WSJ Prime Daily Index
- 64.1% of total loans HFI are fixed rate
  - 12.5% of fixed-rate loans mature within the next 12 months[2]

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year: Q4'24	FY 2025	FY 2026	FY 2027	> FY 2027
C&D	$ 6.9	$ 13.4	$ 20.5	$ 137.7	$ 56.5
Owner-Occupied CRE	4.3	53.8	101.3	132.2	379.0
Income Producing CRE	9.6	37.2	152.3	303.2	228.6
C&I	12.6	35.8	62.0	104.3	226.2
Agricultural	0.1	0.5	0.9	0.9	0.8
Farmland	2.3	27.5	4.6	26.4	39.5
1-4 Family	8.5	43.6	75.0	95.5	133.8
Consumer & Other	2.5	15.1	13.7	66.2	40.1
Total	**$ 46.9**	**$ 226.9**	**$ 430.3**	**$ 866.5**	**$ 1,104.4**
Weighted Avg. Rate[1]	**5.14%**	**4.98%**	**5.02%**	**5.01%**	**5.24%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months: Q4'23	Q1'24	Q2'24	Q3'24	NTM Total
C&D	$ 36.8	$ 21.8	$ 30.6	$ 26.7	$ **116.0**
Owner-Occupied CRE	25.7	9.0	10.0	13.0	**57.7**
Income Producing CRE	33.1	17.7	6.7	14.1	**71.5**
C&I	41.4	23.5	14.0	24.4	**103.3**
Agricultural	0.2	4.4	7.2	0.8	**12.6**
Farmland	0.7	0.3	11.9	26.2	**39.1**
1-4 Family	10.7	4.4	13.6	7.7	**36.4**
Consumer & Other	29.5	11.0	3.4	3.0	**46.8**
Total	**$ 178.0**	**$ 92.0**	**$ 97.4**	**$ 115.8**	**$ 483.2**
Weighted Avg. Rate[1]	**5.77%**	**5.28%**	**6.05%**	**6.30%**	**5.86%**

(dollars in millions)	All Floating Rate Loans, Maturing, Q4'23	FY 2024	FY 2025	FY 2026	> FY 2026
C&D	$ 88.5	$ 161.6	$ 47.7	$ 43.5	$ 11.5
Owner-Occupied CRE	9.6	7.6	11.8	2.5	102.6
Income Producing CRE	24.9	15.8	7.5	48.7	98.2
C&I	87.2	236.9	101.6	32.4	132.9
Agricultural	1.2	21.8	2.8	0.0	2.4
Farmland	18.0	17.7	35.4	0.9	7.8
1-4 Family	12.6	16.6	12.3	11.1	75.5
Consumer & Other	36.3	47.4	15.4	4.5	27.6
Total	**$ 278.3**	**$ 525.5**	**$ 234.6**	**$ 143.5**	**$ 458.4**
Weighted Avg. Rate[1]	**9.12%**	**9.04%**	**8.52%**	**8.69%**	**8.08%**

Note: Dollars in millions. Data is as of September 30, 2023. Loan balances are before accounting adjustments and exclude SBA PPP loan balances.
(1) Reflects weighted average stated rate for the month-end September 30, 2023.
(2) Includes adjustable-rate loans.

Loan Portfolio

LOAN COMPOSITION

Loan Composition by Region



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
09/30/23
9.5%
27.2%
14.9%
6.4%
10.7%
17.5%
13.7%
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

3Q23 Loan Growth Waterfall



$4,617
$1,215
$(415)
$(550)
$63
$4,930
Q3'23 YTD Organic Net Operating Growth(1) of 9.0%
12/31/22 Beginning Loans
BFST Originations
Paydowns
Payoffs
Net Refinance
Ending Loans 9/30/23

Note: Data is as of September 30, 2023. Dollars in millions. Loan balances are before accounting adjustments.

(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate and other, overdrafts and loan premium/discount.

LOAN COMPOSITION

Total Loan Portfolio Composition


Consumer & Other, 2.6%
Farmland, 4.5%
Home Equity Loans, 2.1%
Commercial, 25.8%
Multi-Family, 2.4%
1-4 Family, 9.5%
$4.92 billion
Construction & Land, 14.4%
NOOCRE, 20.4%
OOCRE, 18.4%

Top 5 Exposure Categories

	Outstanding Balance	Unfunded Commitment	Average Loan Size	NPLs % of Total Loans
Commercial	$1.27 billion	$605 million	$318 thousand	0.09%
CRE - Owner-Occupied	$904 million	$50 million	$759 thousand	0.30%
CRE - Non Owner-Occupied	$1.00 billion	$65 million	$1.61 million	0.12%
Construction & Land	$709 million	$297 million	$554 thousand	0.46%
1-4 Family	$467 million	$16 million	$168 thousand	1.26%
Total	**$4.35 billion**	**$1.03 billion**	**$682 thousand**	**0.33%**

Note: Loan composition as of September 30, 2023, based on FDIC call report data.

LOAN COMPOSITION: COMMERCIAL



Commercial Loans By Collateral
Agricultural, 3.1%
Cash/Securities, 8.4%
AR & Inventory, 40.2%
Titled Collateral, 11.8%
All Other, 24.3%
Equipment, 12.2%



Commercial Loans By Region
Houston, 10.3%
Southwest Louisiana, 7.2%
DFW, 30.7%
Greater New Orleans, 9.7%
Capital, 13.8%
North Louisiana, 17.9%
Bayou, 10.4%

- Commercial loans represent 25.8% of the total loan portfolio
- Total commercial loan growth year-over-year of 23.3% driven by regional growth in New Orleans and Dallas Fort Worth and the acquisition of TCB
- Weighted average maturity of the Commercial portfolio is 2.73 years

Note: Data is as of September 30, 2023. Percentages based on loan balances before accounting adjustments.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$708.8 million
6.6%
8.0%
13.7%
21.5%
12.1%
11.4%
9.0%
10.2%

C&D Portfolio	
Raw Land	6.6%
Vacant Residential Lots	8.0%
Vacant Commercial Lots	13.7%
Land Development - Residential	21.5%
Residential Construction - OORE	4.1%
Residential Construction - Non OORE	12.1%
Commercial Construction - Retail	3.4%
Commercial Construction - Office	11.4%
Commercial Construction - Apartment/Multi-Family	9.0%
Commercial Construction - Other	10.2%
Total C&D	100.0%

CRE Composition - Owner Occupied



0.7%
$904.3 million
33.6%
24.6%
18.8%
6.4%
15.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	0.7%
Office Building	33.8%
Office/Warehouse	24.6%
Retail	18.8%
Commercial Building	6.4%
Other	15.7%
Total CRE - Owner Occupied	100.0%

CRE Composition - Income Producing



$1.00 billion
12.1%
23.0%
2.6%
9.1%
10.6%
25.2%
8.3%

Income Producing CRE Portfolio	
Hotel/Motel	12.1%
Office Building	23.0%
Office/Warehouse	2.6%
Warehouse	9.1%
Retail - Single Tenant	10.8%
Retail - Multi-Tenant	25.2%
Commercial Building	8.3%
Other	8.9%
Total CRE - Income Producing	100.0%

C&D by Geography[1]



$708.8 million
16.0%
9.9%
6.4%
5.2%
41.9%
2.8%
3.1%
3.2%
3.4%

C&D Portfolio	
Dallas, TX	16.0%
Baton Rouge, LA	9.9%
Covington, LA	6.4%
Hammond, LA	5.2%
Houston, TX	4.3%
New Orleans, LA	3.9%
Metairie, LA	3.4%
Lake Charles, LA	3.2%
Frisco, TX	3.1%
Lafayette, LA	2.8%
All Other Geographies	41.9%
Total C&D	100.0%

Owner Occupied CRE Geography[1]



$904.3 million
9.0%
7.7%
7.2%
5.7%
53.2%
2.8%
2.5%
2.2%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	9.0%
Houston, TX	7.7%
New Orleans, LA	7.2%
Dallas, TX	5.7%
Lake Charles, LA	3.4%
Houma, LA	3.2%
Bossier City, LA	2.8%
Metairie, LA	2.8%
Monroe, LA	2.5%
Lafayette, LA	2.2%
All Other Geographies	53.2%
Total CRE - Owner Occupied	100.0%

Income Producing CRE Geography[1]



$1.00 billion
10.7%
9.4%
8.2%
7.7%
39.0%
2.9%
3.0%

Income Producing CRE Portfolio	
Dallas, TX	10.7%
Baton Rouge, LA	9.4%
Houston, TX	8.2%
Covington, LA	7.7%
Monroe, LA	6.4%
Metairie, LA	4.9%
New Orleans, LA	4.0%
Lafayette, LA	3.9%
Lake Charles, LA	3.0%
Austin, TX	2.9%
All Other Geographies	39.0%
Total CRE - Income Producing	100.0%

C&D Highlights

- $708.8 million total portfolio
- $21.4 million largest relationship[2]
- $562 thousand average loan size
- $298.4 million maturing over the next 12-months[3]
- Dallas, Baton Rouge and Covington represent top 3 geographies within C&D and comprise 32.3% of all C&D loans or $228.7 million

Owner-Occupied Highlights

- $904.3 million total portfolio
- $14.9 million largest relationship[2]
- $770 thousand average loan size
- $72.5 million maturing over the next 12-months[3]
- Baton Rouge, Houston and New Orleans represent top 3 geographies within owner-occupied and comprise 23.9% of all owner-occupied loans or $216.1 million

Income Producing Highlights

- $1.00 billion total portfolio
- $27.7 million largest relationship[2]
- $1.65 million average loan size
- $105.0 million balance maturing over the next 12-months[3]
- Dallas, Baton Rouge and Houston represent top 3 geographies within income producing and comprise 28.2% of all income producing loans or $283.6 million

Note: Dollars in millions. Data is as of September 30, 2023. Percentages based on loan balances before accounting adjustments.

(1) Geographic composition detail reflects zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.

(2) Represents the largest loan in each portfolio net of balances sold to other institutions.

(3) Represents the outstanding principal balance of all loans maturing between October 1, 2023 through September 30, 2024.

LOAN COMPOSITION: OFFICE LENDING BY GEOGRAPHY

Office C&D by Geography[(1)(2)]


$708.8MM
Total C&D
92.5% All Other C&D
7.5% Office C&D
$52.9MM
Office
C&D
28.1%
19.4%
13.9%
12.5%
5.7%
20.3%

Office C&D[(1)(2)]	
Houston, TX	28.1%
Lewisville, TX (DFW)	19.4%
Bellaire, TX (HOU)	13.9%
Farmers Brnch, TX (DFW)	12.5%
Lafayette, LA	5.7%
Other Geographies	20.3%
Total Office C&D	**100.0%**

Office C&D Highlights

- $52.9 million total office C&D portfolio comprised of 27 loans in 14 distinct geographies throughout Texas and Louisiana
- Largest C&D office loan is a $10.3 million credit in Lewisville, TX (DFW)
- 100.0% of the office C&D portfolio is risk rated as pass watch or better

Office CRE – Owner-Occupied by Geography[(1)(2)]


$904.3MM
Owner
Occupied
CRE
65.9% All Other Owner Occupied CRE
34.1% Owner Occupied Office CRE
$308.3MM
Owner
Occupied
Office CRE
12.2%
7.4%
7.3%
6.1%
4.8%
62.2%

Owner Occupied Office CRE[(1)(2)]	
Baton Rouge, LA	12.2%
Covington, LA	7.4%
Houston, TX	7.3%
Grapevine, TX (DFW)	6.1%
Houma, LA	4.8%
Other Geographies	62.2%
Total OO Office CRE	**100.0%**

Office CRE Owner-Occupied Highlights

- $308.3 million total office CRE owner-occupied portfolio comprised of 397 loans in 103 distinct geographies throughout Texas and Louisiana
- Largest office CRE owner-occupied loan is a $14.9 million credit in Grapevine, TX (DFW)
- 99.5% of the office CRE – owner-occupied portfolio is risk rated as pass watch or better

Office CRE – Income-Producing by Geography[(1)(2)]


$1.0B
Income
Producing
CRE
76.6% All Other Income Producing CRE
23.4% Income Producing Office CRE
$234.8MM
Income
Producing
Office CRE
17.2%
16.3%
9.6%
9.5%
9.3%
38.0%

Income Producing Office CRE[(1)(2)]	
Houston, TX	17.2%
Baton Rouge, LA	16.3%
Dallas, TX	9.6%
Shreveport, LA	9.5%
Metairie, LA	9.3%
Other Geographies	38.0%
Total Inc. Prod. Office CRE	**100.0%**

Office CRE Income Producing Highlights

- $234.8 million total office CRE income-producing portfolio comprised of 181 loans in 54 distinct geographies throughout Texas and Louisiana
- Largest office CRE income producing loan is a $25.5 million credit in Houston, TX
- 99.4% of the office CRE – income-producing portfolio is risk rated as pass watch or better

Note: Dollars in millions, unless otherwise noted. Above loan balances reflect outstanding principal bank balance, net of loan participations, as of September 30, 2023.
(1) Geographic composition detail reflects zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral.
(2) Office C&D, Owner-Occupied CRE, and Income-Producing CRE office detail exclude office warehouse loans.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 12.1%
Oil and Gas, 3.7%
Hotel and Motels, 4.2%
Food and Drink Services, 3.3%
Other Hospitality, 1.8%
All Others, 74.9%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $	Past Due %	NPL $	NPL%
Retail	$597,791	12.1%	$938	$171	0.03%	$746	0.12%
Oil & Gas	$181,369	3.7%	$521	$0	0.00%	$415	0.23%
Hotels and Motels	$207,451	4.2%	$2,441	$0	0.00%	$0	0.00%
Food and Drink Services	$163,876	3.3%	$653	$29	0.02%	$526	0.32%
Other Hospitality	$86,951	1.8%	$5,435	$0	0.00%	$0	0.00%
All Other	$3,693,221	74.9%	$280	$10,593	0.29%	$14,589	0.40%
TOTAL	**$4,930,660**	**100.0%**	**$339**	**$10,794**	**0.22%**	**$16,276**	**0.33%**

Note: Dollars in thousands. Data is as of September 30, 2023. Loan balances based on balances before accounting adjustments.

BUSINESS FIRST BANCSHARES

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2018	2019	2020	2021	2022	2023
Balance Sheet & Capital						
Total Assets	$2,094,896	$2,273,835	$4,160,360	$4,726,378	$5,990,460	$6,488,781
Gross Loans (Excl. HFS)	1,528,469	1,710,265	2,991,355	3,189,608	4,606,176	4,920,273
Deposits	1,733,934	1,782,010	3,616,679	4,077,283	4,820,345	5,190,723
Total Equity	260,058	285,097	409,963	433,368	580,481	604,366
Tangible Common Equity / Tangible Assets[1]	9.90 %	10.36 %	8.45 %	7.76 %	6.89 %	6.76 %
Tier 1 Leverage Ratio[2]	11.66	10.56	8.79	8.14	9.49	9.31
Total Risk-based Capital Ratio[2]	13.91	13.30	--	11.94	12.75	12.71
Net Loans (Excl. HFS) / Assets	72.43 %	74.68 %	71.37 %	66.87 %	76.25 %	75.19 %
Gross Loans (Excl. HFS) / Deposits	88.15	95.97	82.71	78.23	95.56	94.79
NIB Deposits / Deposits	22.05	22.38	32.19	31.66	32.14	27.21
Commercial Loans / Loans (Excl. HFS)[3]	23.79	22.83	21.60	22.62	25.05	27.08
C&D / Total Risk-Based Capital[4]	94.1 %	95.9 %	106.0 %	117.0 %	109.8 %	97.8 %
CRE / Total Risk-Based Capital[4]	217.2	222.4	262.0	250.1	272.1	252.7
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	0.89 %	0.53 %	0.35 %	0.41 %	0.25 %	0.33 %
NPAs / Assets (Excl. TDRs)[5]	0.74	0.58	0.48	0.31	0.21	0.27
Reserves / Loans (Excl. HFS)	0.73	0.71	0.74	0.91	0.83	0.84
NCOs / Average Loans	0.00	0.10	0.06	0.03	0.04	0.09
Profitability Ratios						
Net Income Available to Common Shareholders	$14,091	$23,772	$29,994	$52,136	$52,905	$51,168
ROAA	0.84 %	1.11 %	0.88 %	1.18 %	0.97 %	1.09 %
ROACE	7.04	8.70	8.42	12.25	11.59	13.00
Net Interest Margin	4.02 %	4.10 %	4.06 %	3.84 %	3.92 %	3.66 %
Efficiency Ratio	71.78	64.37	67.75	61.84	65.26	61.04
Non-Interest Income / Avg. Assets	0.46	0.50	0.63	0.80	0.54	0.58
Non-Interest Expense / Avg. Assets	2.99	2.74	2.95	2.66	2.73	2.48

Note: Dollars in thousands. As of December 31.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of September 30, 2023. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q3'23
Construction - 1-4 Family Residential	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 109,629	$ 116,633
Other Const, Development, Vacant Land & Lots	105,970	155,569	183,401	334,562	457,667	612,445	592,202
Total Construction	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**	**722,074**	**708,835**
% of Total Loans [1]	*14.7%*	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.7%*	*14.4%*
% of Total Bank Capital	*118.8%*	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*116.7%*	*104.2%*
Multi-Family Properties	20,717	39,273	36,454	95,707	97,508	98,637	118,450
Commercial Rental	174,552	226,723	284,795	496,198	525,977	967,915	1,004,377
Other Loans for Real Estate Purposes	6,869	10,286	708	736	500	409	423
Total Outstanding CRE Exposure	**$ 345,673**	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,789,035**	**$ 1,832,085**
% of Total Loans [1]	*35.4%*	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*38.8%*	*37.2%*
% of Total Bank Capital	*286.1%*	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*289.1%*	*269.3%*
Credit Ratings [2]							
Pass-Watch / Special Mention %	1.1%	1.6%	0.5%	1.7%	2.7%	3.0%	2.5%
Classified %	1.1%	0.9%	0.9%	0.7%	1.2%	0.7%	0.6%
Total Watch List %	2.3%	2.5%	1.4%	2.4%	3.9%	3.6%	3.1%
Past Dues [3]							
Nonaccrual Loans	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,250	$ 4,413
Past Due 90 days or more	-	-	-	77	-	4	117
Total Past Due	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,254	$ 4,531
Total Past Due / Total CRE Loans	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*	*0.2%*
Net Charge Offs YTD [4]	$ 9	$ (322)	$ (2)	$ 14	$ 147	$ (9)	$ 1,821
Net Charge Offs YTD / CRE Loans	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*(0.00%)*	*0.10%*

Note: Dollars in thousands.
(1) Calculated at the bank level based on FDIC call report data.
(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023 due to CECL adoption.
(4) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction. All charge-offs are YTD through period noted.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q4'22	Q3'23
Upstream	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -	$ -
Midstream	25,490	18,148	6,518	$ 1,669	$ 1,048	$ -	$ 147
Downstream	10,144	8,578	4,511	$ 467	$ 76	$ 156	$ -
Support / Services	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,244	$ 181,222
Total Energy Exposure	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 190,400**	**$ 181,369**
% of Total Loans	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*4.1%*	*3.7%*
% of Total Bank Capital	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*29.0%*	*25.0%*
Total Committed Energy Loans	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 259,467	$ 244,792
Credit Ratings							
Pass-Watch / Special Mention %	17.5%	8.6%	12.1%	8.7%	11.1%	6.2%	4.2%
Classified %	3.1%	7.0%	3.6%	3.2%	2.9%	2.6%	1.4%
Total Watch List % [(1)]	20.6%	15.6%	15.7%	12.0%	14.0%	8.8%	5.6%
Past Dues [(2)]							
Nonaccrual Loans	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 875	$ 415
Past Due 90 days or more	-	-	-	71	-	50	-
Total Past Due	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 925	$ 415
Total Past Due / Total Energy Loans	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.5%*	*0.2%*
Net Charge Offs YTD	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 870	$ 12
Net Charge Offs YTD/Energy Loans	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*	*0.0%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022 and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2018	2019	2020	2021	2022	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Core Net Income:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 13,800	$ 16,617	$ 13,675	$ 18,389	$ 19,104
Adjustments[1]:										
Sale of Impaired Credit	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ -	$ -	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (280)	$ 568	$ 277	$ 799	$ 566	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (6)	$ (84)	$ (107)	$ (299)	$ 38	$ 6	$ 2	$ 1	$ 48	$ -
(Gain)/Loss on Sale of Banking Center	$ -	$ (243)	$ -	$ (354)	$ -	$ -	$ -	$ -	$ -	$ (735)
(Gain)on extinguishment of debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (742)	$ (408)
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ 1,230	$ 395	$ (210)	$ (333)	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 2,945	$ 603	$ 7,832	$ 407	$ 4,236	$ 2,782	$ 109	$ 97	$ 54	$ 2
Core Net Income	$ 16,774	$ 24,614	$ 37,466	$ 53,919	$ 57,597	$ 16,378	$ 16,395	$ 13,773	$ 17,749	$ 17,963
Core Return on Average Assets:										
Net Income	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 52,905	$ 13,800	$ 16,617	$ 13,675	$ 18,389	$ 19,104
Core Net Income	$ 16,774	$ 24,545	$ 37,466	$ 53,919	$ 57,597	$ 16,378	$ 16,395	$ 13,773	$ 17,749	$ 17,963
Average Assets	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 5,473,508	$ 5,702,312	$ 5,899,972	$ 6,123,063	$ 6,274,656	$ 6,474,935
ROAA	0.84%	1.11%	0.88%	1.18%	0.97%	0.96%	1.12%	0.91%	1.18%	1.17%
Core ROAA	1.00%	1.15%	1.09%	1.22%	1.05%	1.14%	1.10%	0.91%	1.13%	1.10%
ROACE	7.04%	8.70%	8.42%	12.25%	11.59%	12.37%	13.56%	10.73%	13.99%	14.16%
Core ROACE	8.38%	9.01%	10.51%	12.67%	12.62%	14.68%	13.37%	10.81%	13.50%	13.32%
Average Diluted Shares Outstanding	11,545,943	13,670,777	18,243,445	20,634,281	22,817,493	22,650,640	24,757,143	25,222,308	25,333,372	25,288,660
Diluted Earnings per Common Share	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 2.32	$ 0.61	$ 0.67	$ 0.54	$ 0.73	$ 0.76
Core Diluted Earnings per Common Share	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 2.52	$ 0.72	$ 0.66	$ 0.55	$ 0.70	$ 0.71
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 199,577	$ 53,480	$ 56,060	$ 52,749	$ 53,326	$ 55,294
Adjustments:										
Loan purchase discount accretion	(1,278)	(2,602)	(6,592)	(7,750)	(9,432)	(1,712)	(4,212)	(2,912)	(2,059)	(2,419)
Adjusted Net Interest Income	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 190,145	$ 51,768	$ 51,848	$ 49,837	$ 51,267	$ 52,875
Average Interest-earning Assets	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 5,091,684	$ 5,287,346	$ 5,482,892	$ 5,704,875	$ 5,896,290	$ 6,071,129
Net Interest Margin	4.02%	4.10%	4.06%	3.84%	3.92%	4.01%	4.06%	3.75%	3.63%	3.61%
Net Interest Margin excluding loan discount accretion	3.94%	3.97%	3.85%	3.64%	3.73%	3.88%	3.75%	3.54%	3.49%	3.46%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

TCE/TA, TBVPS

	Fiscal Quarter				
	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 508,002	$ 580,481	$ 597,690	$ 600,968	$ 604,366
Preferred Stock	(72,010)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 435,992	$ 508,551	$ 525,760	$ 529,038	$ 532,436
Adjustments:					
Goodwill	(88,543)	(88,543)	(88,543)	(88,543)	(88,391)
Core deposit and other intangibles	(14,567)	(14,042)	(13,517)	(12,993)	(12,418)
Total Tangible Common Equity	$ 332,882	$ 405,966	$ 423,700	$ 427,502	$ 431,627
Tangible Assets					
Total Assets	$5,806,691	$5,990,460	$6,289,981	$6,454,649	$6,488,781
Adjustments:					
Goodwill	(88,543)	(88,543)	(88,543)	(88,543)	(88,391)
Core deposit and other intangibles	(14,567)	(14,042)	(13,517)	(12,993)	(12,418)
Total Tangible Assets	$5,703,581	$5,887,875	$6,187,921	$6,353,113	$6,387,972
Common Equity to Total Assets	7.51%	8.49%	8.36%	8.20%	8.21%
Tangible Common Equity to Tangible Assets	5.84%	6.89%	6.85%	6.73%	6.76%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 508,002	$ 580,481	$ 597,690	$ 600,968	$ 604,366
Preferred Stock	(72,010)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 435,992	$ 508,551	$ 525,760	$ 529,038	$ 532,436
Adjustments:					
Goodwill	(88,543)	(88,543)	(88,543)	(88,543)	(88,391)
Core deposit and other intangibles	(14,567)	(14,042)	(13,517)	(12,993)	(12,418)
Total Tangible Common Equity	$ 332,882	$ 405,966	$ 423,700	$ 427,502	$ 431,627
Adjustments:					
Exclude AOCI	(84,670)	(74,204)	(67,998)	(81,296)	(94,236)
Total Tangible Common Equity (excl. AOCI)	$ 417,552	$ 480,170	$ 491,698	$ 508,798	$ 525,863
Common shares outstanding	22,605,136	25,110,313	25,319,520	25,344,168	25,344,168
Book Value per Common Share	$ 19.29	$ 20.25	$ 20.77	$ 20.87	$ 21.01
Tangible Book Value per Common Share	$ 14.73	$ 16.17	$ 16.73	$ 16.87	$ 17.03
Tangible Book Value per Common Share (excl. AOCI)	$ 18.47	$ 19.12	$ 19.42	$ 20.08	$ 20.75

Note: Dollars in thousands except per share data.

TCE/TA, TBVPS

	For the Year Ended December 31,				
	2018	2019	2020	2021	2022
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Tangible Assets					
Total Assets	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378	$ 5,990,460
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Assets	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281	$ 5,887,875
Common Equity to Total Assets	12.41%	12.54%	9.85%	9.17%	8.49%
Tangible Common Equity to Tangible Assets	9.95%	10.36%	8.45%	7.76%	6.89%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 580,481
Preferred Stock	-	-	-	-	(71,930)
Total Common Shareholders' Equity	$ 260,058	$ 285,097	$ 409,963	$ 433,368	$ 508,551
Adjustments:					
Goodwill	(49,488)	(48,495)	(53,862)	(59,894)	(88,543)
Core deposit and other intangibles	(7,885)	(6,694)	(9,734)	(12,203)	(14,042)
Total Tangible Common Equity	$ 202,685	$ 229,908	$ 346,367	$ 361,271	$ 405,966
Adjustments:					
Exclude AOCI	(3,469)	2,613	10,628	(1,177)	(74,204)
Total Tangible Common Equity	$ 206,154	$ 227,295	$ 335,739	$ 362,448	$ 480,170
Common shares outstanding	13,213,280	13,279,363	20,621,437	20,400,349	25,110,313
Book Value per Common Share	$ 19.68	$ 21.47	$ 19.88	$ 21.24	$ 20.25
Tangible Book Value per Common Share	$ 15.34	$ 17.31	$ 16.80	$ 17.71	$ 16.17
Tangible Book Value per Common Share (excl. AOCI)	$ 15.60	$ 17.12	$ 16.28	$ 17.77	$ 19.12

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio	Fiscal Quarter					Fiscal Year Ended	
	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	12/31/2021	12/31/2022
Core Efficiency Ratio:							
Noninterest Expense	$ 40,946	$ 38,346	$ 38,679	$ 39,702	$ 38,607	$ 117,061	$ 149,409
Core Adjustments	$ (3,521)	$ (138)	$ (103)	$ (68)	$ (2)	$ (2,071)	$ (5,679)
Net Interest and Noninterest Income	$ 61,602	$ 64,340	$ 61,138	$ 65,345	$ 65,177	$ 189,287	$ 228,935
Core Adjustments	$ (265)	$ (422)	$ -	$ (941)	$ (1,449)	$ 519	$ 30
Efficiency Ratio	66.47%	59.60%	63.27%	60.76%	59.23%	61.84%	65.26%
Core Efficiency Ratio	61.02%	59.78%	63.10%	61.54%	60.58%	60.58%	62.77%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 20,649	$ 25,992	$ 22,458	$ 25,582	$ 26,570
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ 7	$ 2	$ 1	$ 61	$ -
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ (932)
(Gain) on Extinguishment of Debt	$ -	$ -	$ -	$ (941)	$ (517)
Occupancy and bank premises- hurricane repair	$ -	$ -	$ -	$ -	$ -
Insurance reimbursement of storm expenditures	$ (265)	$ (422)	$ -	$ -	$ -
Acquisition-related expenses	$ 3,521	$ 138	$ 103	$ 68	$ 2
Core pre-tax, pre-provision earnings	$ 23,912	$ 25,710	$ 22,562	$ 24,770	$ 25,123

Note: Dollars in thousands.